UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 6, 2013

Black Box Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-18706	95-3086563
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Park Drive Lawrence, Pennsylvania	15055
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (724) 746-5500

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Selection of Directors; Appointment of Certain Officers; Compensating Arrangements of Certain Officers.
On August 6, 2013, the stockholders of Black Box Corporation (the “Company”) approved an amendment and restatement of the Company's 2008 Long-Term Incentive Plan (the “Plan”) at the 2013 Annual Meeting of Stockholders (the “2013 Annual Meeting”). The Plan, as amended and restated (the “Amended Incentive Plan”), had been previously approved by the Board of Directors (the “Board”) of the Company on May 14, 2013, subject to stockholder approval. The Amended Incentive Plan provides for the following changes to the Plan, among others: (i) an increase in the number of shares authorized for issuance thereunder by 1,000,000 shares; (ii) share limits on director awards; (iii) a minimum one-year vesting period for stock options and stock appreciation rights; (iv) a confirmation that the Company's stock repurchase program does not replenish the shares in the Amended Incentive Plan; and (v) a revised change-in-control definition requiring an actual (instead of approved) change-in-control.
The material terms of the Amended Incentive Plan are described on pages 47 through 53 of the Company's definitive proxy statement (the “Proxy Statement”) for the 2013 Annual Meeting filed with the Securities and Exchange Commission on June 21, 2013, which description is incorporated herein by reference. The description of the Amended Incentive Plan included in the Company's Proxy Statement is qualified in its entirety by reference to the full text of the Amended Incentive Plan, which is attached hereto as Exhibit 10.1 (and which is also set forth as Exhibit I to the Proxy Statement), and the terms of which are incorporated by reference in this Item 5.02.

Item 5.07	Submission of Matters to a Vote of Security Holders.
The final voting results of the matters voted on at the 2013 Annual Meeting are provided below.
Proposal 1. Each of the nominees for election to the Board were elected to hold office for a one-year term and until their respective successors are elected and qualified by the following votes:

Name	For	Withheld	Broker Non-Votes
Richard L. Crouch	14,889,574	162,538	419,999
Thomas W. Golonski	14,681,078	371,034	419,999
Thomas G. Greig	14,823,115	228,997	419,999
John S. Heller	14,896,900	155,212	419,999
William H. Hernandez	14,875,454	176,658	419,999
Michael McAndrew	14,898,400	153,712	419,999
Edward A. Nicholson, Ph.D.	14,679,428	372,684	419,999
Joel T. Trammell	14,897,300	154,812	419,999

Proposal 2. The Amended Incentive Plan was approved by the following vote

For:	13,188,938
Against:	1,856,983
Abstained:	6,193
Broker Non-Votes:	419,997
Proposal 3. The ratification of the appointment by the Audit Committee of the Board of BDO USA, LLP as the independent registered public accounting firm of the Company for the fiscal year ending March 31, 2014 was approved by the following vote:

For:	15,318,457
Against:	146,641
Abstained:	7,013
Broker Non-Votes:	—

Proposal 4. The compensation of the Company's named executive officers, as disclosed in the Proxy Statement for the 2013 Annual Meeting, was approved, on a non-binding advisory basis, by the following vote:

For:	14,603,988
Against:	442,033
Abstained:	6,092
Broker Non-Votes:	419,998

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
10.1	2008 Long-Term Incentive Plan (as amended and restated on August 6, 2013).
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
BLACK BOX CORPORATION
Date: August 12, 2013

/s/ TIMOTHY C. HUFFMYER
Timothy C. Huffmyer
Vice President, Chief Financial Officer and
Treasurer (Principal Accounting Officer)

Exhibit Index

Exhibit No.	Description
10.1	2008 Long-Term Incentive Plan (as amended and restated on August 6, 2013).

3